UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2017

LIVE OAK BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

North Carolina	001-37497	26-4596286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1741 Tiburon Drive, Wilmington, NC		28403
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (910) 790-5867

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 1, 2017, Live Oak Banking Company (the “Bank”), a wholly owned subsidiary of Live Oak Bancshares, Inc. (the “Company”), and First Data Corporation (“First Data”) closed their previously announced digital banking joint venture, as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 15, 2017. The transaction was completed pursuant to a Contribution Agreement dated May 9, 2017, by and among First Data; FundsXpress, Inc., a wholly owned subsidiary of First Data (“FXP”); FundsXpress Financial Network, Inc., a wholly owned subsidiary of FXP; and the Bank.

The parties to the Contribution Agreement formed a new Delaware limited liability company known as Apiture LLC. The Bank and First Data have each contributed their digital banking platforms, products, and services to Apiture in exchange for ownership interests in Apiture.

The Bank contributed, assigned, transferred, conveyed, and delivered the following assets to Apiture as a capital contribution:

•	the components and features of its proprietary software used to operate a digital banking platform that it uses in its online banking business;

•	all intellectual property rights related to its digital banking platform;

•	all files, documents, and other records which relate to its digital banking platform; and

•	certain tangible personal property.

In addition, certain employees of the Bank associated with the Bank’s digital banking platform are now employees of Apiture.

The Bank and First Data have equal ownership interests in Apiture; however, First Data has a preference on Apiture’s earnings through the end of 2018.

Apiture is managed by a four-member board of representatives. Two representatives were appointed by First Data and two representatives were appointed by the Bank. The two representatives appointed by the Bank were James S. Mahan III and Neil L. Underwood. Mr. Mahan is chairman and chief executive officer of the Company and the Bank. Mr. Underwood is President of the Company.

The description of the terms of the Contribution Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)    Financial statements of business acquired.

The financial statements required by Item 9.01(a) are currently being prepared. The Company will file the required financial statements under the cover of Form 8-K/A not later than seventy-one calendar days after the latest date on which this initial Current Report on Form 8-K is required to be filed.

(b)    Pro forma financial information.

The pro forma financial statements required by Item 9.01(b) are currently being prepared. The Company will file the required pro forma financial statements under the cover of Form 8-K/A not later than seventy-one calendar days after the latest date on which this initial Current Report on Form 8-K is required to be filed.

(d)	Exhibits

Exhibit No.	Description

2.1	Contribution Agreement dated as of May 9, 2017 (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed on May 15, 2017)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE OAK BANCSHARES, INC.
	By:	/s/ S. Brett Caines
S. Brett Caines
Chief Financial Officer

Dated: October 5, 2017